Debt	3 Months Ended
Sep. 30, 2011
Debt
Debt Disclosure [Text Block]

NOTE 8 – BONDS PAYABLE

During the third and fourth quarters of 2010, as part of the implementation of its business plan, the Company issued approximately €865,000 ($1,146,000) in bonds. During the nine month period ending September 30, 2011, the Company issued an additional €1,022,000 (approximately $1,389,600) in bonds.  The bonds have a term of 48 months and, depending on the participated amount, bear an annual interest rate of 7.4% or 7,8%. The Bonds are recallable, after 10, 22 or 34 months, with a notice of two months and with a penalty of 10% of the value of the bond, up to a yearly maximum of 5% of the total funds received through the issuances of such bonds. Buyback requests will be handled in order of entries.

During the first and second quarter of 2011, the Company has also entered into addendum agreements with some of the bondholders for a conversion feature, whereby the bondholder has the right to convert the bond, or a portion of it, during the term of the bond into shares of the Company’s common stock at prices ranging between $0.15 and $0.50 per share. Holders of approximately $2,188,000 of bonds may convert the bonds into 8,587,751 shares of common stock.

A beneficial conversion feature of approximately $256,594 (€182,007) was recorded as part of the addendum agreements and is being amortized as interest expense over the term of the bonds, which is four years.

Amortization of the discounts amounted to $44,539 (€31,653) and $0 for the nine months ended September 30, 2011 and 2010, respectively.

At December 31, 2010, future minimum principal payments over the next five years and in the aggregate are as follows:

Year Ending	Amount
December 31, 2011	$-
December 31, 2012	-
December 31, 2013	-
December 31, 2014	1,147,534
December 31, 2015	-
Total	$1,147,534